UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2008

INTERNATIONAL STEM CELL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-51891	20-4494098
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2595 Jason Court Oceanside, CA	92056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 940-6383

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

International Stem Cell Corporation announced today with great regret the untimely death of its CEO, Mr. Jeff Krstich. The Chairman of the Board, Kenneth C. Aldrich has assumed the additional responsibility of Chief Executive Officer, effective immediately. Mr. Aldrich was one of the original founders of the Company and had been CEO until Mr. Krstich joined the Company as CEO in 2006.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, dated January 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION

Dated: January 22, 2008	By:	/s/ Ken Aldrich
Name: Ken Aldrich Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated January 22, 2008